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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
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FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report:  August 24, 2011

PROVIDENCE AND WORCESTER RAILROAD COMPANY
 (Exact name of registrant as specified in its charter)

Rhode Island	0-16704	05-0344399
(State or other jurisdiction Of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Hammond Street, Worcester, Massachusetts  01610
(address, including zip code, of principal executive offices)

(508) 755-4000
Registrant’s telephone number, including area code

None
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
ž      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
ž      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
ž      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
ž      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 4.01 Changes in Registrant’s Certifying Accountant

On August 18, 2011, Providence and Worcester Railroad Company (the “Company”) dismissed Deloitte & Touche, LLP (“D&T”) as its independent registered public accountants.  Effective August 18, 2011, the Audit Committee of the Company’s Board of Directors engaged Stowe & Degon, LLC (“S&D”) as its independent registered public accountants for the fiscal year ending December 31, 2011.  The decision to change accountants was approved by the Audit Committee.

During the two most recent fiscal years of the Company ended December 31, 2010 and 2009, and the subsequent interim period through August 18, 2011 (the date of dismissal), there were no disagreements between the Company and D&T on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to D&T’s satisfaction, would have caused D&T to make reference to the subject matter of the disagreement in connection with its reports.  During the two most recent fiscal years of the Company ended December 31, 2010 and 2009, and the subsequent interim period through August 18, 2011 (the date of dismissal),  there were no reportable events described under Item 304(a)(1)(v) of Regulation S-K.

D&T's reports on the consolidated financial statements of the Company as of and for the fiscal years ended December 31, 2010 and 2009 did not contain any adverse opinion or disclaimers of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent fiscal years ended December 31, 2010 and 2009 and the subsequent interim period through August 18, 2011 (the date of engagement of S&D), the Company did not consult with S&D regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

The Company provided D&T with a copy of this Form 8-K prior to its filing with SEC and requested D&T furnish the Company with a letter addressed to the Commission stating whether D&T agrees with the statements made by the Company herein and, if not, stating the respects in which it does not agree.  A copy of such letter, dated August 24, 2011, is attached as Exhibit 16.1 hereto.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1945, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Providence and Worcester Railroad Company

By: /s/ Marie A. Angelini Marie A. Angelini, Secretary and General Counsel

Dated:  August 24, 2011